                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 11, 1998
                                                        -----------------



                               Monsanto Company
______________________________________________________________________________
              (Exact name of Registrant as specified in Charter)



                                   Delaware
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                           (State of incorporation)



              1-2516                                43-0420020
     (Commission File Number)            (IRS Employer Identification No.)
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           800 North Lindbergh Boulevard, St. Louis, Missouri 63167
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code                (314) 694-1000
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Item 5.   Other Events.
          ------------

     On November 11, 1998, Monsanto Company (the "Company") issued three separate releases announcing (i) a plan to fund seed company acquisitions, (ii) a public offering of Common Stock and Adjustable Conversion-rate Equity Security Units and (iii) a private placement of senior unsecured notes. A copy of the press releases issued by the Company are filed as exhibits hereto and are incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.  The following exhibits are filed as part of this report:

     Number         Description
     ------         -----------

     99.1 Press release issued by Monsanto Company on November 11, 1998, relating to a plan to fund seed company acquisitions.
     99.2 Press release issued by Monsanto Company on November 11, 1998, relating to a public offering of Common Stock and Adjustable Conversion-rate Equity Security Units.
     99.3 Press release issued by Monsanto Company on November 11, 1998, relating to a private placement of senior unsecured notes.


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                                  SIGNATURES


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 1998               MONSANTO COMPANY


                                       By:     /s/  J. H. Hinshaw
                                           ---------------------------------
                                       Name:   J. H. Hinshaw
                                       Title:  Vice President and Treasurer
                                              ------------------------------


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                                 EXHIBIT INDEX

Exhibit
Number      Description
-------      -----------


99.1 Press release issued by Monsanto Company on November 11, 1998, relating to a plan to fund seed company acquisitions.
99.2 Press release issued by Monsanto Company on November 11, 1998, relating to a public offering of Common Stock and Adjustable Conversion-rate Equity Security Units.
99.3 Press release issued by Monsanto Company on November 11, 1998, relating to a private placement of senior unsecured notes.


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